                                                                   EXHIBIT 10.31

                            AMENDMENT NUMBER TWO TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

          THIS AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of January 21, 2000, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and QUANTUM NORTH AMERICA, INC., a California corporation ("Borrower"), with its chief executive office located at 15821 Ventura Boulevard, 5th Floor, Encino, California 91436 with reference to the following facts:

          WHEREAS, Foothill and Borrower heretofore entered into that certain Loan and Security Agreement, dated as of December 1, 1998 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of November 19, 1999, and as otherwise amended, restated, or modified from time to time, the "Agreement");

          B. Borrower has requested that Foothill amend the Agreement as set forth in this Amendment; and

          D. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

      1.  Defined Terms.  All capitalized terms used herein and not otherwise
          -------------
defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

      2.  Amendments to the Agreement.
          ---------------------------

          (a)  The first sentence of Section 2.1(a) of the Agreement hereby is
                                     --------------
amended and restated in its entirety to read as follows:

               Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the lesser of (i) the result of (A) the Maximum Amount minus (B) the Letter of Credit Usage, and
                                    -----
          (ii) the result of (A) (1) prior to the First Amendment Effective Date, the Borrowing Base, (2) from and after the First Amendment Effective Date through February 18, 2000, the Borrowing Base-Temporary, and (3) from and after February 19, 2000, the Borrowing
          Base, minus (B) the sum of (1) the Letter of Credit Usage, plus (2)
                -----                                                ----
          the aggregate amount of the Inventory Reserves, plus (3) the aggregate
                                                          ----
          amount of the Landlord Lien Reserves.
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          3.  Representations and Warranties.  Borrower hereby represents and
              ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          4.  Conditions Precedent to Amendment.  The satisfaction of each of
              ---------------------------------
the following, on or before January 24, 2000, shall constitute conditions precedent to the effectiveness of this Amendment:

              (a) Foothill shall have received this Amendment, duly executed by Borrower;

              (b) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

              (c) Foothill shall have received a Reaffirmation and Consent, in the form of Exhibit A attached hereto and incorporated herein by this reference,
            ---------
duly executed by Holdings;

              (d) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

              (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill;

              (f) Foothill shall have received an amendment fee of $25,000, which fee shall be fully earned and non-refundable when paid, and shall be charged directly to Borrower's Loan Account immediately upon execution of this Amendment; and

              (g) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

          5.  Miscellaneous.
              -------------

              (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

              (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

              (c) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

              (d) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  [Remainder of page left intentionally blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                                 QUANTUM NORTH AMERICA, INC.,
                                                 a Delaware corporation

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                                 FOOTHILL CAPITAL CORPORATION,
                                                 a California corporation

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                   Exhibit A

                      GUARANTOR REAFFIRMATION AND CONSENT
                      -----------------------------------

                         Dated as of January ___, 2000

          The undersigned, as guarantor under the Holdings Guaranty (as such term is defined in that certain Loan and Security Agreement, dated as of December 1, 1998 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of November 19, 1999, and as amended by that certain Amendment Number Two to Loan and Security Agreement, dated as of the date hereof (the "Second Amendment")) between Quantum North America, Inc., a Delaware corporation, and Foothill Capital Corporation, a California corporation) hereby consents and agrees to the Second Amendment and hereby confirms and agrees that the Holdings Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.



                                        e4L, Inc.,
                                        a Delaware corporation formerly known as National Media Corporation


                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________